Exhibit 99.1

NKGen Biotech Paul Y. Song , MD Chairman and CEO H.C. Wainwright 26th Annual Global Investment Conference September 9 - 11, 2024

Disclaimer Forward - Looking Statements This Presentation may contain " forward - looking statements " within the meaning of Section 27 A of the Securities Act and Section 21 E of the Securities Exchange Act of 1934 , as amended . NKGen Biotech, Inc . 's ("NKGen" or "the Company") forward - looking statements include, but are not limited to, statements regarding the Company's or its management team's expectations, hopes, beliefs, intentions or strategies regarding the future, including the Company's expectations regarding the plans and strategy for our business, future financial performance, expense levels and liquidity sources . Although NKGen believes that their plans, intentions and expectations reflected in or suggested by these forward - looking statements are reasonable, NKGen cannot assure you that the Company will achieve or realize these plans, intentions or expectations . In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward - looking statements . Forward - looking statements are inherently subject to risks, uncertainties and assumptions . Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events or results of operations, are forward - looking statements . These statements may be preceded by, followed by , or including the words “believes,” "continue," "could," “ estimates,” “anticipates,” “expects,” “projects,” “forecasts,” “outlook,” “future,” “may,” “will,” “should,” “seeks,” “seems,” “targets,” “plans,” “scheduled,” "potential," "possible," "would," “intends” or similar expressions may identify forward - looking statements, but the absence of these words does not mean that a statement is not forward - looking . The forward - looking statements are based on the Company's current expectations and beliefs concerning future developments and their potential effects on us taking into account information currently available to the Company . There can be no assurance that future developments affecting the Company will be those that the Company has anticipated . These forward - looking statements contained in this Presentation are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, including changes in domestic and foreign business, market, financial, political and legal conditions, many of which are outside the control of the Company, that could cause actual results or outcomes to differ materially from those discussed in the forward - looking statements . 2

Disclaimer Forward - Looking Statements Important factors that may affect actual results or outcomes include, among others, the risk that regulatory approvals for the Company’s product development are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect NKGen ; the Company’s ability to manage future growth ; the Company’s ability to manage clinical trials or studies, including any compassionate use programs and product pipeline ; the risk associated with the use and reliance on the initial or preliminary results and data from the compassionate use programs and the ongoing Phase I/ 2 a clinical trial ; the dependence on the success of the Company’s SNK natural killer cell technology platform ; the complexity of numerous regulatory and legal requirements that the Company needs to comply with to operate its business ; the concentrated ownership of New NKGen common stock among the Company’s existing executive officers, directors and principal stockholders ; the Company’s ability to raise financing in the future ; the Company’s ability to service its operations and expenses and other liquidity needs and to address its ability to continue as a going concern ; the ability to maintain the listing of the NKGen Common Stock on the Nasdaq Global Market and its warrants on the Nasdaq Capital Market, and the potential liquidity and trading of such securities ; changes in applicable laws or regulations ; the Company’s ability to successfully commercialize any product candidates that it successfully develops and that are approved by applicable regulatory authorities ; the Company’s expectations for the timing and results of data from clinical trials and regulatory approval applications ; the Company’s business, operations and financial performance including : the Company’s history of operating losses and expectations of significant expenses and continuing losses for the foreseeable future, the Company’s ability to execute its business strategy and the Company’s ability to develop and maintain its brand and reputation ; the Company’s ability to partner with other companies ; the size of the addressable markets for the Company’s product candidates ; the Company’s expectations regarding its ability to obtain and maintain intellectual property protection and not infringe on the rights of others ; the outcome of any legal proceedings that may be instituted against the Company ; unfavorable conditions in the Company’s industry, the global economy or global supply chain, including financial and credit market fluctuations, international trade relations, pandemics, political turmoil, natural catastrophes, warfare (such as the war between Russia and Ukraine and the armed conflict in Israel and the Gaza Strip and Israel’s declaration of war against Hamas), and terrorist attacks ; and those factors discussed under the heading “Risk Factors” in the Company's Annual Report on Form 10 - K filed on April 16 , 2024 , as amended by the Form 10 - K/A thereto filed April 29 , 2024 and the Company's other filings with the U . S . Securities and Exchange Commission . New risk factors emerge from time to time and it is not possible to predict all such risk factors, nor can NKGen assess the impact of all such risk factors on the business, or the extent to which any factor or combination of factors may cause actual results to differ materially from those contained in any forward - looking statements . Forward - looking statements are not guarantees of performance . You should not put undue reliance on these statements, which speak only as of the date hereof . All forward - looking statements attributable to NKGen or persons acting on their behalf are expressly qualified in their entirety by the foregoing cautionary statements . Accordingly, forward - looking statements herein should not be relied upon as representing the Company's views as of any subsequent date, and the Company does not undertake any obligation to update forward - looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events, or otherwise, except as may be required under applicable securities laws . 3

Natural Killer Cells



Innate Lymphoid Cells:

- 5-20% of circulating lymphocytes (CD3- CD56+)

Can Distinguish Healthy Cells (self) from Dangerous Cells (non-self):

- Ability to identify and eliminate "dangerous" cells
- Mediate antibody-dependent cellular cytotoxicity ("ADCC")
- Immune regulatory capabilities, mediated by secreted cytokines

Natural Killer ("NK") Cells Can Get Weaker with Aging or Stress


Inhibitory KIRS
PD1
CD16
NK cell
NKG2D
NCRs
Activating KIRs
MHC Class I
PDL1
Antibody
Tumor antigen
Tumor cell
NKG2DL
NCRL
Non-self MHC

NK cell activating receptors and ligands

Weak and/or deficient NK cells have been shown to be correlated with various disease conditions.

NKGEN BIOTECH

Liu, S., Galat, V., Galat4, Y. et al. NK cell-based cancer immunotherapy: from basic biology to clinical development. J Hematol Oncol 14, 7 (2021). https://doi.org/10.1186/s13045-020-01014-w

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NKGen's Differentiated CMC 1 Manufacturing Platform 5 1 CMC = Chemistry, Manufacturing and Controls, the term covers procedures used to assess the physical and chemical characterist ics of drug products, and to ensure their quality and consistency during manufacturing Cryopreserved non - genetically modified Autologous and Allogeneic products Expansion capability demonstrates the potential to produce commercially viable quantities of allogeneic NK cells from a single blood collection – over 100K doses Cryopreservation process that can maintain high viability, cytotoxicity, and activating receptor expression Allogeneic NK cell product that does not require lymphodepletion

State - Of - The - Art GMP 1 Manufacturing Facility Licensed cell therapy manufacturing facility • 25,000 sq ft facility (12,000 sq ft for GMP) completed in 2019 • CLIA 2 certified and CAP 3 accredited clinical laboratory • Facility owned and operated by NKGen Biotech 6 1 GMP = Good Manufacturing Practice, a system for ensuring products are consistently produced and controlled according to quali ty standards 2 CLIA = Clinical Laboratory Improvement Amendments 3 CAP = College of American Pathologists

NKGen’s IP Protected Manufacturing (CMC) Process Results in Super NK Cells Cytotoxicity Expansion 7 1100 3915 0 2000 4000 6000 FOLD (X) Culture Day Expansion Fold (11 Cancer Patients) 5022 D0 D6 D10 D14 D17 D0 D6 D10 D14 D17 E:T Ratio E:T Ratio = NK Cell : Cancer Cell Ratio Target Cell = Myelogenous Leukemia 10:1 3:1 1:1 0.5:1 Lysis (%) 120 100 80 60 40 20 0 D0 D17 50 % Receptor Expression NKp30 Culture Day % Receptor Expression NKp46 NKp44 NKG2D CD16 Culture Day 100 50 0 Culture Day Culture Day Culture Day 100 0 60 30 0 % Receptor Expression % Receptor Expression 100 50 0 % Receptor Expression 100 50 0 D - 0 D - 17 D - 0 D - 17 D - 0 D - 17 D - 0 D - 17 D - 0 D - 17 Donor 1 Donor 2 Donor 3 1096 5060 3140 0 2000 4000 6000 FOLD (X) Culture Day Expansion Fold (8 Healthy Donors) NKGen can expand NK cells from any donor! NKGen can increase NK cell killing potential! NKGen can increase receptor expression! Superior Cell Expansion, Increased Cytotoxicity, and Increased Activating Receptor Expression Receptor expression levels

Autologous Next Gen Manufacturing

NKGen "Off-the-Shelf Autologous" SNK Cell[1] Therapy


Auto-SNK
Superior Cell Expansion and Activation
Our Cryoprocess preserves cell features
No Lymphodepletion
1
Collect
Leukapheresis
2
Isolate
Isolate NK cells from PBMC2
3
Activate & Expand
Stimulate NK cells to activate & expand to enhance cytotoxicity
5
Cryopreserve
Multiple doses cryopreserved
4
Deliver to Clinic
Doses in cryopreserved state released to clinic
5
Thaw and Administer
Doses thawed, as needed, and administered to patient
Day 0
Up to 18 Days
Collection
Up to 30 Days

- Cryopreserved autologous manufacturing process takes ~18 days from NK cell isolation to cryopreserved product packaging and up to 30 days from collection to release, including product testing, for patient administration.
- **One-time production for all the doses; SNK cells are frozen and stored on site, ready for release.**
- Ability to produce multiple doses (6 x 10^9 cells each) from single leukapheresis to fulfill a year of treatments (if dosed every 3 weeks).
- Multiple doses are produced at once; approx. 20 doses=1 batch release and cryopreserved.

NKGEN BIOTECH

[1] Our product candidates are based on a proprietary manufacturing and cryopreservation process which produces SuperNK™ ("SNK") cells. NK cells typically comprise between approximately five and fifteen percent of circulating lymphocytes. We isolate NK cells from these blood samples and expand them using a proprietary process generating what refer to as "SNK Cells".

[2] PBMC = Peripheral Blood Mononuclear Cells

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SNK01 Cryopreservation 9 98.0 98.0 96.5 94.6 94.7 89.8 0.0 20.0 40.0 60.0 80.0 100.0 after thawing in infusion buffer after 4 hours (%) Viability Trypan blue 7AAD 89.8 67.3 42.1 94.5 74.4 52.0 90.9 62.9 44.5 0.0 20.0 40.0 60.0 80.0 100.0 10:1 3:1 1:1 Lysis(%) E:T Ratio Cytotoxicity after thawing in infusion buffer after 4 hours After thawing of cryopreserved SNK After dilution of thawed SNK with infusion buffer After 4 hours storing of diluted SNK

Surface Marker Expression Levels of Cryopreserved SNK Product 10 • Surface expression levels (%) of activating receptors on each pre - cryopreserved (Fresh) and post - cryopreserved (Frozen) CD3 - CD56 + NK cells in SNK product derived from each donor were analyzed flow cytometrically and depicted with bright gray - colored bars on left side of each graph. • Average values (mean ± SD) from 4 different donor - derived SNK01s were presented as a dark gray - colored bar on right side of each graph.

SNK01 – Mechanism of Action in Neurodegenerative Disease 11

Market Opportunity in Neurodegenerative Disease

NKGen's SNK01, not yet approved by the U.S. Food and Drug Administration (FDA), will seek to address a multi-billion/year market

Over 55 million people worldwide had **dementia in 2023**, with a new case diagnosed every 3 seconds; nearly 10 million new cases every year[1]

The annual global **cost** of dementia is **>$1.3 trillion USD**[1]

Alzheimer's Disease (AD) and Parkinson's Disease (PD) patients are estimated to account for **~46 million** of the 55 million people with dementia worldwide[2]

Global **PD and AD** therapeutics **markets forecast to be ~$16.8 billion** by 2029[2]

We are aware of no therapies currently on the market that **halt or reverse progression of AD or PD**

Evidence of actual cognitive improvement in early trials and compassionate use AD and PD patients treated with SNK01[3]

1. Dementia Statistics published by World Health Organization, Newsroom, Dementia Fact Sheet, on March 15, 2023.
2. "Global Alzheimer's Disease Market $6.3 Billion by 2029" and "Global Parkinson's Disease Therapeutics Market $10.5 Billion by 2029", February 22, 2023 by iHealthcareAnalyst, Inc.
3. Reports of patient experiences from the compassionate use case studies have not been verified or validated. Only controlled clinical trials can support benefit for patients. These compassionate case study results and early trials may not be predictive of clinical trial results and cannot be used to establish safety or efficacy for regulatory approval.

NKGEN BIOTECH

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Chronic protein deposition leads to an autoinflammatory cascade and damage Removing proteins only addresses one aspect of the underlying pathology Activation of Autoreactive CD4+ and CD8+ T cells 1 - 5 which migrate to the brain via CXCR3 6 13 1. Lindestam Arlehamn - NATURE Communications (2020) 11:1875 1 - 11. 2. Stojić - Vukanić Z - Front Immunol (2020) 11: 566225. 3. Monsonego - J. Clin. Invest. (2003) 112:415 – 422. 4. Machhi - Journal of Neuroinflammation (2021) 18:272. 5. Heneka - Lancet Neurol. (2015) 14(4): 388 – 405. 6. Zhou - Current Neuropharmacology, (2019) 17:142 - 150 Autoreactive T cells Cause Neuroinflammation And Damage

Autoreactive T cells And SNK01 Cross BBB Via CXCR3

SNK01 Has High CXCR3 Expression And Strong Migration Potential



CXCR3
expressions
CXCL9,
CXCL10,
and CXCL11
expressions



CXCR3 Expression
Donor 1
Donor 2
Donor 3
120
50
0
% Receptor Expression
D-0
D-17
Culture Day

MIGRATION POTENTIAL



CXCR3 → CXCL9/10/11
B
220
180
140
40
0
Migration (MFI)
Serum free
Media
100ng 250ng 500ng
CXCL9
100ng 250ng 500ng
CXCL10
100ng 250ng 500ng
CXCL11

CXCR3+ T cells migrate to **CXCL10** positive astrocytes that frequently are associated with amyloid deposits.[1]

CXCR3 was highly expressed on a subpopulation of neurons and neuronal processes in the **neocortex, hippocampus, striatum, cerebellum**, and spinal cord.[1]

NKGEN BIOTECH

1. Xia - Neuroimmunol., 2000, 108(1-2), 227-235.

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NK Cells Regulate Autoreactive T cells 1 - 4 SNK01 Has Enhanced NKG2D and DNAM - 1 Expression that helps identify and eliminate autoreactive T - cells and auto - immune neuroinflammation 15 1. Rabinovich - J Immunol (2003) 170 (7): 3572 – 3576. 2. Lu - Immunity. 2007 May ; 26(5): 593 – 604. 3. Nielsen - PLoS ONE 7(2): e31959. 4. Ardolino - Blood (2011) 117 (18): 4778 – 4786. DNAM - 1 NKG2D CD56 DNAM - 1

Effects of Activated T-cells on Immunosuppressive Cytokines, Cytotoxic Activity, and IFN-γ Expression in SNK01 Cells

Level of Immunosuppressive cytokines in conditioned media of SNK01 cells



A
IL-10 (pg/ml)
400
300
200
100
0
CM
Activated CM
B
TGF-β1 (pg/ml)
1200
1000
800
600
400
200
0
CM
Activated CM

The production of IL-10 (A) and TGF-β1 (B) by SNK01 cells for 2 days cultivation after stimulation with or without K562 target cells for 3 hours before harvest at a 1:1 E:T ratio was investigated by ELISA. CM and Activated CM indicate culture supernatant of SNK01 cells treated without (CM) or with target cells (Activated CM).

Cytotoxic and degranulation activity and IFN-γ expression level of SNK01 when incubated with activated T-cells



A
Media
P/I
CD69
UL 30.47
UR 22.27
LL 42.79
LR 4.46
UL 0.20
UR 99.59
LL 0.00
LR 0.22
CD25
B
% of cytotoxicity
Media
P/I
C
Media
P/I
FSC-A
Neg 97.79
Pos 2.21
Neg 86.21
Pos 13.79
CD107a
Neg 99.52
Pos 0.48
Neg 91.02
Pos 8.98
IFN-γ

(A) Human T lymphocytes were cultured with (P/I) or without (Media) stimulation by PMA (5 ng/mL)/ionomycin (250 ng) (P/I) for 48 h. The cells were stained with PE-CD3, PerCP/Cy5.5-CD69, and APC-CD25 antibodies and then analyzed by flow cytometry. Contour plots represent percentages of the CD25⁺ CD69⁺ cells on CD3⁺ gated T cells. (B) Cytotoxic activity of SNK01 against T cells was assessed by flow cytometry. T cells labeled with CTV were activated either with (P/I) or without (Media) PMA and ionomycin, and then co-incubated with SNK01 cells at an E:T ratio of 1:1 for 4 hours. (C) Degranulation activity and cytokine expression of SNK01 cells against T cells. T cells were activated either with (P/I) or without (Media) PMA and ionomycin and then mixed with SNK01 cells at an E:T ratio of 1:1. The expression of CD107a or IFN-γ in CD56+ population was assessed by flow cytometry after 5- or 3- hour incubation, respectively.

NKGEN BIOTECH

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SNK01 Can Reduce Amyloid, p - Tau, Alpha - Synuclein, and Neuroinflammation NK cells have been found to prevent and reduce protein accumulation 1,2 NK cells have also been found to identify and degenerate intact sensory axons after nerve injury 3 17 1. Earls - PNAS - January 2020 117 (3) 1762 - 1771. 2. Marsh et al. PNAS February 2016 - E1317. 3. Davies et al., 2019, Cell 176, 716 – 728.

Functional Characteristics of SNK01 Cells for AD

Uptake and degradation of aggregated amyloid-beta (Aβ) proteins





A
0uM
0.1uM
1uM
5uM
10uM
B
N.C.
1hr
3hr
6hr
24hr
C
N.C.
0hr
1hr
3hr
6hr
24hr
48hr
D
N.C.
1hr
3hr
6hr
E
N.C.
0hr
1hr
3hr
6hr
24hr
48hr
kDa
240
170
130
95
70
56
43
35
28
17
β-actin
F
% of viability
Control
Aβ
24h
48h
72h
G
% of cytotoxicity
Control
Aβ
10:1
5:1
2.5:1
1.25:1
0.63:1
0.3:1
E:T ratio
H
% of CD56+/CD107a+
Control
Aβ
24hr
48hr
72hr
W/O target
W/ target
I
% of CD56+/cytokine+
Control
Aβ
W/O target
W/ target
IFN-r
TNF-a
J
% of CD56+/marker+
Control
Aβ
2B4
CRACC
DNAM1
NKp46
NKG2D
NKp30
NKp44
NKG2C
CD16

(A-E) Intracellular levels of Aβ aggregates in SNK01 and HMC3 cells were analyzed by Western blot analysis. (A) SNK01 cells were treated with varying concentrations of Aβ aggregates for 1 hour and harvested. (B) SNK01 cells were treated with 5 μM of Aβ aggregates and harvested at 1, 3, 6, 9, and 24 hours after treatment. (C) SNK01 cells were treated with 5 μM Aβ aggregates for 1 hour and washed 3 times with PBS. Then SNK01 cells were incubated in fresh medium for up to 48 hours and harvested at 1, 3, 6, 24, and 48 hours after wash. (D) HMC3 cells were treated with 5 μM of Aβ aggregates for 1, 3, and 6 hours. N.C: negative control without treatment with Aβ aggregates. (E) HMC3 cells were treated with 5 μM Aβ aggregates for 1 hour and washed 3 times with PBS. Then cells were incubated further in fresh medium for up to 48 hours and harvested at 1, 3, 6, 24, and 48 hours after wash. (F-J) SNK01 cells were incubated with 5 μM of Aβ aggregates for 24, 48, and 72 hours and analyzed for viability (F), cytotoxicity at 72-hour after treatment (G), degranulation (H), intracellular expression of IFN-γ and TNF-α (I), and surface expression of various activating NK receptors at 72-hour after treatment (J).

NKGEN BIOTECH

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Uptake and degradation of aggregated α-synuclein proteins



(A-E) Intracellular levels of α-syn aggregates in SNK01 and HMC3 cells were analyzed by Western blot analysis. (A) SNK01 cells were treated with varying concentrations of α-syn aggregates for 1 hour and harvested. (B) SNK01 cells were treated with 5 μg/mL of α-syn aggregates and harvested at 0.5, 1, 3, 6, and 24 hours after treatment. (C) SNK01 cells were treated with 5 μg/mL of α-syn aggregates for 1 hour and washed 3 times with PBS. Then SNK01 cells were incubated in fresh medium for up to 24 hours and harvested at 0.5, 1, 3, 6, 12, and 24 hours after wash. Left panel: soluble fraction with lysis buffer with 1% triton X-100, Right panel: insoluble fraction with lysis buffer with 1% triton X-100. (D) HMC3 cells were treated with 5 μg/ml of α-syn aggregates for 1 and 3 hours. N.C.: negative control without treatment with α-syn aggregates. (E) HMC3 cells were treated with 5 μg/mL of α-syn aggregates for 1 hour and washed 3 times with PBS. Then cells were incubated further in fresh medium for up to 48 hours and harvested at 1, 3, 6, 24, and 48 hours after wash. (F-J) SNK01 cells were incubated with 5 μg/mL of α-syn aggregates for 24, 48, and 72 hours and analyzed for viability (F), cytotoxicity at 72-hour after treatment (G), degranulation (H), intracellular expression of IFN-γ and TNF-α (I), and surface expression of various activating NK receptors at 72-hour after treatment (J).

NKGEN BIOTECH

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Neurodegenerative Scientific Advisory Board



Craig Blackstone, M.D., Ph.D.

- Chief of Movement Disorders Division at Massachusetts General Hospital and Harvard Medical School.
- Board certified Neurologist and distinguished investigator focused on cellular pathogenesis of neurogenetic disorders
- Former Senior Investigator and Cell Biology Section Chief within the Neurogenetics Branch of the NIH.
- Former Vice President of the American Neurological Association.
- MD and PhD from the Johns Hopkins University School of Medicine.

MASSACHUSETTS GENERAL HOSPITAL HARVARD MEDICAL SCHOOL JOHNS HOPKINS SCHOOL of MEDICINE NIH National Institute of Neurological Disorders and Stroke



Ming Guo, M.D., Ph.D.

- P. Gene & Elaine Smith Chair in Alzheimer's Disease Research, UCLA
- Professor of neurology, molecular and medical pharmacology, UCLA.
- Practicing UCLA neurologist seeing patients with brain degenerative diseases.
- Dr. Guo's translational research lab at UCLA focuses on molecular mechanisms of Alzheimer's and Parkinson's disease.
- Dr. Guo has received numerous awards for her significant contributions in the field of degenerative brain disease.

UCLA UCSF University of California San Francisco



Anthony T. Reder, M.D.

- Professor of Neurology at UChicago Medical Center
- Director of Neurology and Inflammatory Disease Infusion Center at UChicago
- Primary research interest is the interaction between CNS and cellular immune system
- Co-authored over 120 publications on neuroimmunology with an emphasis on multiple sclerosis
- Developed new treatments for MS including interferon-beta, glatiramer acetate, natalizumab, and fingolimod.

AT THE FOREFRONT UChicagoMedicine

NKGEN BIOTECH

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Case Studies 21

Alzheimer's Compassionate Case Study # 1
38 Y.O. With *PSEN1* Mutation And Advanced Alzheimer's Treated With SNK01



MOLECULAR GENETICS REPORT:
Dementia Panel
POSITIVE in PSEN1

IMPRESSION:
Striking decreased parietal activity with moderate diffuse temporal, occipital and posterior fossa activity.

RESULTS AND INTERPRETATIONS: This patient is heterozygous in the *PSEN1* gene for a variant designated c.338T>A, which is predicted to result in the amino acid substitution p.Leu113Gln. This variant has been reported in a patients with Alzheimer's Disease (Finckh et al. 2005. PubMed ID: 15776278). A different amino acid change at the same position, c.338T>C (p.Leu113Pro), has previously been reported to be causative for frontotemporal dementia and early-onset Alzheimer's Disease (Raux et al. 2000. PubMed ID: 11094121). Together we classify the c.338T>A (p.Leu113Gln) variant as likely pathogenic.

Patient was independently seen and evaluated by Dr. Ming Guo (at UCLA Medical Center) before initiating SNK01 treatment.

NKGEN BIOTECH

THESE REPORTS OF PATIENT EXPERIENCES AND IMAGES HAVE NOT BEEN VALIDATED. ONLY CONTROLLED CLINICAL TRIALS CAN SUPPORT BENEFIT FOR PATIENTS. THESE MAY NOT BE PREDICTIVE OF CLINICAL TRIAL RESULTS.

22

23 Young - onset Alzheimer’s Affects 3.9M People Aged 30 - 64 Worldwide PSEN1 is most common mutation

Alzheimer’s Case Study #1 - Patient Baseline 24 Prior to SNK01 treatment, patient was unable to talk, feed himself, hold a pen, or get out of a wheelchair by himself • Daniel is still declining and no longer able to (1) feed himself independently (caregiver helps him eat since he can’t hold his spoon), (2) recognize when he has to urinate (constantly goes to the bathroom with little success), (3) speak more than a few words, (4) use his phone to call family or friends, (5) etc. THESE REPORTS OF PATIENT EXPERIENCES AND IMAGES HAVE NOT BEEN VALIDATED. ONLY CONTROLLED CLINICAL TRIALS CAN SUPPORT BENEFIT FOR PATIENTS. THESE MAY NOT BE PREDICTIVE OF CLINICAL TRIAL RESULTS. Baseline Report

After 3 Doses of SNK01 – Patient Able To Walk, Talk And Feed Himself 25 THESE REPORTS OF PATIENT EXPERIENCES AND IMAGES HAVE NOT BEEN VALIDATED. ONLY CONTROLLED CLINICAL TRIALS CAN SUPPORT BENEFIT FOR PATIENTS. THESE MAY NOT BE PREDICTIVE OF CLINICAL TRIAL RESULTS. 10/13/20 Post - treatment Report

After 5 Doses of SNK01 – Patient Was Able To Regain Ability To Walk And Run 26 1/5/21 5/19/21 "Hi Dr. Song, it was really nice catching up. Here are some messages I have of Daniel’s Board and Care reporting falls due to balance issues, videos of Daniel having difficulty walking and wearing a helmet as the Board and Care required this after many falls, and then videos of Daniel running after 2 months of additional treatments. At this point, the Board and Care no longer required Daniel to wear a helmet. Hope these help!" - Daniel's brother THESE REPORTS OF PATIENT EXPERIENCES AND IMAGES HAVE NOT BEEN VALIDATED. ONLY CONTROLLED CLINICAL TRIALS CAN SUPPORT BENEFIT FOR PATIENTS. THESE MAY NOT BE PREDICTIVE OF CLINICAL TRIAL RESULTS.

Alzheimer’s Compassionate Use Case Study #2 70 Y.O With Advanced Alzheimer's Treated With SNK01 Clinical response after six treatments (July 2020 – December 2020). Patient had noticeable improvement in her overall cognitive function. But treatment was stopped for 2 years due to Covid. 27 THESE REPORTS OF PATIENT EXPERIENCES AND IMAGES HAVE NOT BEEN VALIDATED. ONLY CONTROLLED CLINICAL TRIALS CAN SUPPORT BENEFIT FOR PATIENTS. THESE MAY NOT BE PREDICTIVE OF CLINICAL TRIAL RESULTS.

After A Two - Year Hiatus, Treatment Resumed and Patient Showed Immediate Response 28 Week 5 Patient was granted single Compassionate Use Investigational New Drug (“IND”) approval by FDA "By the way. Everyone sees a different Janice recently. Energy. Eye contact. General interaction . Can't wait for you to see. This morning, I said each day of the week and she repeated each day after I said it. Sounds small but big from where we were for sure." - Janice's husband THESE REPORTS OF PATIENT EXPERIENCES AND IMAGES HAVE NOT BEEN VALIDATED. ONLY CONTROLLED CLINICAL TRIALS CAN SUPPORT BENEFIT FOR PATIENTS. THESE MAY NOT BE PREDICTIVE OF CLINICAL TRIAL RESULTS.

Patient Showed Continued Improvement After 16 Weeks – Patient Now Able To Walk, Talk, And Feed Herself Week 9 Patient feeding herself which she has not done in years Week 21 Improved memory "This evening, I went from our family room to kitchen to clean things up before heading upstairs. To my surprise Janice got up and walked thru two rooms and arrived to my surprise in the kitchen. The video I just sent you was her taking a bread flat and feeding herself with it. Do not want to overstate this happening but thought you both would like to see it Small step forward." - Janice's husband 29 Week 15 Walking without assistance THESE REPORTS OF PATIENT EXPERIENCES AND IMAGES HAVE NOT BEEN VALIDATED. ONLY CONTROLLED CLINICAL TRIALS CAN SUPPORT BENEFIT FOR PATIENTS. THESE MAY NOT BE PREDICTIVE OF CLINICAL TRIAL RESULTS . 12/22/23 Improved MMSE, more verbal with increased overall energy

Patient Continues To Show Physical Improvement 30 THESE REPORTS OF PATIENT EXPERIENCES AND IMAGES HAVE NOT BEEN VALIDATED. ONLY CONTROLLED CLINICAL TRIALS CAN SUPPORT BENEFIT FOR PATIENTS. THESE MAY NOT BE PREDICTIVE OF CLINICAL TRIAL RESULTS. March and April 2024 Can effectively navigate surroundings

Compassionate Case Study #3 79 Y.O. Female With Advanced Alzheimer’s Treated with SNK01 Legend Stage MMSE Score Severe Dementia ≤12 Moderate Dementia 13 - 21 Mild Dementia 21 - 25 No Cognitive Impairment ≥25 THESE REPORTS OF PATIENT EXPERIENCES AND IMAGES HAVE NOT BEEN VALIDATED. ONLY CONTROLLED CLINICAL TRIALS CAN SUPPORT BENEFIT FOR PATIENTS. THESE MAY NOT BE PREDICTIVE OF CLINICAL TRIAL RESULTS. 31

Phase I Data MX04 32

Biomarker Data From MX04 Phase I Trial No observed serious adverse events (SAEs) or dose limiting toxicity Improvements seen in A β 42/40, p - Tau, and alpha - synuclein protein levels Reductions seen in neuroinflammation markers: GFAP, NfL, YKL - 40 SNK 01 ’s ability to reduce all proteins and neuroinflammation suggests it could be used to treat numerous neurodegenerative diseases . 33

Inflammatory and Neuronal Damage Markers (CSF) 34 Data From MX04 Phase I Trial

Changes In Cognitive Function Post SNK01 Treatment 35 0 1 2 3 4 5 6 7 8 9 10 CDR-SB ADAS-Cog MMSE No. of patients Week 22 - All Patients Declined Compared to Week 11 Stable or Improved Compared to Week 11 0 1 2 3 4 5 6 7 8 9 10 No. of patients Cognitive assessments at week 22 (12 weeks post last dose) compared to week 11; By dose cohort CDR - SB ADAS - Cog MMSE Declined Compared to Week 11 Stable or Improved Compared to Week 11 Despite 2/3 of patients being treated with low sub - optimal dosing, majority of patients showed improved or stable cognitive function from week 11 scores at 6 months. Data From MX04 Phase I Trial

Alzheimer’s Disease Composite Score ( “ ADCOMS”) A composite of the Clinical Dementia Rating (CDR) scale in its ‘sum of boxes’ incarnation ( CDR - sb), with the addition of four memory ADAS - cog ( Delayed Word Recall , Orientation , Word Finding Difficulty & Word Recognition ), married to the Drawing and Orientation to time sections of the MMSE 36 In our study , results of patient group with ADCOM baseline of ≤1.1, only one patient showed a worsening of ADCOMS score of 0.0485 compared to baseline at week 11. All other patients had an improvement (indicated by a negative number) ranging from - 0.032 to - 0.244 (the largest change was in patient 014, the moderate patient). From: Van Dyck et al. Lecanemab in Early Alzheimer’s Disease. N Engl J Med. 2023 Jan 5; 388(1): 9 - 21. All patients’ ADCOMS scores continued to decline SNK01 Alzheimer’s Phase I Trial SNK01 improved cognitive function or stopped decline in 90% of patients with mild and moderate AD.

SNK01 Phase I/2a Trial in AD 37 Randomized Phase II trial launched August 2024

Initial SNK01 Data from Phase 1 Trial in Alzheimer’s First three patients enrolled at 6 x 10 9 Dosing Subject 3  Subject 2  Subject 1  Analysis Timepoint  11 (Moderate)  12 (Moderate)  9.5 (Moderate)  Baseline  7 (Mild)  12 (Moderate)  7.5 (Mild)  Week 14 (3 months)  n/a  n/a  7.5 (Mild)  Week 26 (6 months  0=Normal, 0.5 - 4.0=Questionable to very mild cognitive impairment, 4.5 - 9.4=Mild, 9.5 - 15.5=Moderate, 16.0 - 18.0 = Severe dementia       Subject 3  Subject 2  Subject 1  Analysis Timepoint  20 (Moderate)  15 (Moderate)  20 (Moderate)  Baseline  22 (Mild)  8 (Severe)  21 (Mild)  Week 14 (3 months)  n/a  n/a  21 (Mild)  Week 26 (6 months  ≥ 27=Normal, 21 - 26=Mild, 11 - 20=Moderate, ≤ 10=Severe       Subject 3  Subject 2  Subject 1  Analysis Timepoint  47  48  46  Baseline  52 (Improved)  45 (Declined)  51 (Improved)  Week 14 (3 months)  n/a  n/a  51 (Improved)  Week 26 (6 months  19 - item ADCS - ADL= Sev from 0 to 54, where higher scores reflect greater competence  38 CDR - SB MMSE SDCS - ADL - Severe

p - Tau 181 NfL GFAP GFAP NfL GDF - 15 Ltbp2 SNK01 has been shown to reduce each of these biomarkers Suggesting SNK01 as a possible preventative treatment 39

40

Oncology Program 41

NK Cells: The Missing Piece In Cancer Therapeutics? We believe that the future of cancer therapies will be in combination therapies that enable precision targeting, immune activation and immune effector response simultaneously. SNK cells may provide the “missing” piece for modular treatment approach – regimens that can be easily adapted to include new agents as data become available. 42 Tumor targeting Immune activation Immune effectors Tri/ BiKEs , BiTEs mAbs , ADCs PD - 1/L1, CTLA - 4, TIGIT Missing piece: Adoptive, enhanced NK effector cells

Improved Survival Rates Following SNK01 Combination Treatment with a PD-1 Inhibitor


M/58 Adenocarcinoma with 70% PD-L1 expression
Initial CT
1st response evaluation - 9 weeks
Pembrolizumab
Pembrolizumab + SNK


M/58 Adenocarcinoma with EGFR mutation - 1% PDL1 expression
Initial CT
1st response evaluation - 9weeks
Pembrolizumab
Pembrolizumab +


M/73 Pleomorphic carcinoma with 3% PD-L1 expression
Initial CT
1st response evaluation - 9weeks
Pembrolizumab
Pembrolizumab +


Group pembro alone pembro+NK cell
Progression-free Survival
1.00
0.75
0.50
0.25
0.00
0
1
2
3
Number at risk
Group
6 0 0 0
12 4 3 0
Follow-up (years)


Group pembro alone pembro+NK cell
Survival probability
1.00
0.75
0.50
0.25
0.00
0
1
2
3
Number at risk
Group
6 2 1 0
12 7 6 0
Follow-up (years)

	2-Year PFS	2-Year Survival
SNK01 + pembrolizumab	**25%**	**58.3%**
Pembrolizumab monotherapy	0%	16.7%

Synergistic improvement in 2-year survival rates following SNK01 combination with pembrolizumab in NSCLC

Two-year efficacy of SNK01 plus pembrolizumab for non-small cell lung cancer: Expanded observations from a phase I/IIa randomized controlled trial.
This trial included 20 patients with advanced NSCLC with a PD-L1 tumor proportion score of 1% or greater who failed prior to front-line platinum-based therapy.

NKGEN BIOTECH

Hyung Jun Park, Yong Man Kim, Jae Seob Jung, Wonjun Ji, Jae Cheol Lee, Chang-Min Choi. Thorac Cancer. 2022; 1-7.

43

Can SNK Change The TME For PDL1- Tumors?

NK cells can positively affect the TME to help make PD-L1 negative tumors respond to ICIs*

Patient Age: 32[1]

- Stage IVB Desmoplastic Small Round Cell Sarcoma
- Diagnosed 2017
- Disease included lung, abdomen and pelvis with extensive disease in abdominal/ pelvic lymph nodes and liver
- **PD-L1 Negative Tumor**

Failed Therapies

1. doxorubicin, cytoxan, and vincristine
2. etoposide and ifosfamide
3. aldoxorubicin and ifosfamide
4. irinotecan, vincristine, and Temodar*
5. Yondelis* and Keytruda*


Pre-Tx
After 16 doses
A
B

Patient Age: 58[2]

- Stage IV Chondrosarcoma
- Diagnosed 2019
- Disease included lung, abdomen and pelvis with extensive liver disease. Non-healing large pelvic wound due to tumor progression.
- **<10% PD-L1+, Microsatellite stable**

Failed Therapies

1. Opdivo*
2. Ibrance*
3. panzopanib



Baseline September 2020

After 2nd SNK October 2020

After 11th SNK July 2021

1. Erlinda M. Gordon, et al. (2022). Durable Responses Using SNK01 Autologous Enhanced Natural Killer Cells and Pembrolizumab for Chemotherapy-Resistant Advanced Sarcoma: Case Reports, Literature Review and Future Perspectives. *J. Cancer Research and Cellular Therapeutics.* 6(5).

2. Victoria S. Chua, Poster Presentation: USFDA Authorized Compassionate Use of SNK01 (Autologous Non-Genetically Modified Natural Killer Cells With Enhanced Cytotoxicity) and Immune Checkpoint Inhibitors in Advanced Heavily Pre-treated Sarcoma. A Promising Regimen. ESMO Annual Meeting 2022.

NKGEN BIOTECH

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Effect Of NK Cells On Cetuximab - mediated ADCC Preliminary Phase I data Presented at ASCO 2023 Cetuximab: anti - EGFR antibody. A Study on the Anti - Tumor Activity of SNK01 in EGFR - TKI - Resistant Non - small Cell Lung Cancer, NKMax Co., Ltd., Internal In Vitro Test Report , NKMAX - R20 - 04 , October 30, 2020 [page 30]. 45 IgG Media EGFR Lysis (%) Lysis (%) parental PC - 9 PC - 9/GR PC - 9/OR parental HCC827 HCC827/GR HCC827/OR Con GC Con GC Con GC Con GC Con GC Con GC Cetuximab - mediated ADCC activity of NK cells in EGFR - TKI - resistant NSCLC cells. Parental PC - 9, PC - 9/GR, and PC - 9/OR cells (A) as well as parental HCC827, HCC827/GR and HCC827/OR NSCLC cells (B) were treated w ith (GC) or without (Con) gemcitabine plus carboplatin for 24 hours and then co - cultured with NK cells for 2 hours at the E:T ratio of 3:1 in the pr esence of media alone (Media), isotype control IgG antibody (IgG) or cetuximab (EGFR). The cytotoxic activity of NK cells against NSCLC cells was shown as mean ̃ SD. One - way ANOVA with Tukey’s post hoc analysis was applied for statistical analysis. *p<0.05, **p<0.01, and ***p<0.005, relati ve to untreated cells (Media). A B ** ** * * *** *** *** *** *** ** * 100 80 60 40 20 0 80 60 40 20 0

ASCO 2023 Poster Presentation SNK01 Phase I/ IIa Clinical Trial Results ClinicalTrials.gov Identifier: NCT04872634 12 patients with TKI resistant metastatic NSCLC were evaluated Dose - limiting toxicity was not observed, therefore the maximum tolerated dose of SNK01 was determined to be 6 ̩ 10 9 cells/dose No SNK01 - related adverse events of Grade 3 or higher were observed The objective response rate was 25% (3/12), disease control rate (DCR) was 100%, with 3/12 patients experiencing a partial response (25%) and 9/12 with stable disease (75%) for the total of the 12 patients Median progression free survival (“PFS”) was 163 days. Some patients are still being followed and an updated PFS will be provided at a later date 46 Choi, M.G. et al. Poster #45, ASCO 2023.

47 No lymphodepletion required

NKGen Can Produce Over 100,000 Allogenic Doses While Maintaining High Viability And Cytotoxicity 48 98.0 98.0 96.5 94.6 94.7 89.8 0.0 20.0 40.0 60.0 80.0 100.0 after thawing in infusion buffer after 4 hours (%) Viability Trypan blue 7AAD 89.8 67.3 42.1 94.5 74.4 52.0 90.9 62.9 44.5 0.0 20.0 40.0 60.0 80.0 100.0 10:1 3:1 1:1 Lysis(%) E:T Ratio Cytotoxicity after thawing in infusion buffer after 4 hours Process I ~14 - 15 days Screening Point Process II Storage Period Process III ~31 - 32 days 1. After thawing of cryopreserved SNK. 2. After dilution of thawed SNK with infusion buffer 3. After 4 hours storing of diluted SNK Process Whole Blood Collection (~100 mL) Drug Substance (WCB) Cryopreserved Drug Product Donor selection (eligible, KIR, haplotype) Release to hospitals for clinical trials (KIR haplotype, CD16 genotype, etc.) Stage Scale Note (Actual Production Scale) Drug Product (3 x10 9 cells/dose) Drug Substance Process I & II (1 - 1.5 x 10 7 cells/vial) Starting Material Total Doses (Drug Substance X Process III) Process III / Batch Estimated Dose 108,000 – 136,000 270 - 340 ~400 vials Whole Blood ( ~100 mL ) Stage I (Preclinical – Phase I ) 14,000 – 28,000 35 - 70 Stage II (Phase II) 54,000 – 80,000 135 - 200 Stage III (Phase III – NDA) 108,000 > 270

Allogeneic Senescence 49

Allogeneic Cytotoxicity 50

Allogenic Receptor Expression 51

SNK02 Phase I Trial in Refractory Cancer 52

SNK02 Phase 1 Results Published at ASCO 2024

NKGen Biotech Publishes Phase 1 Interim Analysis Results of SNK02 Allogeneic NK Cell Therapy in Advanced Solid Tumors at the 2024 American Society of Clinical Oncology (ASCO) Annual Meeting

NKGen Biotech, Inc.
Thu, May 23, 2024 · 6 min read

SNK02 has the potential to be a first-in-class cryopreserved allogeneic NK cell therapy for solid tumors that does not require lymphodepletion before administration, which may lead to better overall synergy in future combination regimens with immune checkpoint inhibitors.

In this Phase 1 trial, the best objective response of stable disease was demonstrated in 100% of patients that completed 8 treatment cycles of SNK02.

Summary

- SNK02 was given weekly repeatedly for up to 18 consecutive weeks appears to be safe and to have some anti-tumor effects in heavily pretreated solid tumors.
- Donor specific antibodies were developed in all subjects after multiple doses (b/w 2 to 8 weeks)
- SNK02 persistence decreased after repeat dosing and when auto-antibodies were detected.
- Donor specific antibodies ("DSA") were developed specific to the major and cross reactivity groups. Further study is needed to investigate the occurrence of adverse events to the generation of DSA.
- Due to the small number of subjects in this phase I study, further study is needed to investigate the correlation of alloreactivity of the donor NK cells from the human leukocyte antigen ("HLA") and killer cell immunoglobulin-like receptor ("KIR") match and mismatch effects.
- SNK02 treatment from numerous donors rather than one donor will be investigated.
- SNK02 will be explored in combination with immune checkpoint inhibitors and antibody therapy.

NKGEN BIOTECH

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Q1 Q2 Q3 Q4 2024 ASCO Annual Meeting Phase I Combination with Immune Checkpoint Inhibitor (“ICI”) Phase IIa 3 - Month Interim Data AAIC Annual Meeting Phase I/ IIa IND Submission AAIC Abstract Submission Last Patient, Last Visit Phase I ASCO Abstract Submission Phase I Dose Limiting Toxicity (“DLT”) Assessment Phase IIa begins SNK01 - Parkinson’s SNK02 - Oncology SNK01 - Alzheimer’s 2024 Clinical Milestones Timeline 54 FDA Phase I/ IIa IND Clearance

Thank you

Intellectual Property NK Cell Expansion Platform Patents 56 • Highly cytotoxic NK Cells • Consistently large yields (including unhealthy donors) • Granted in key territories -- North America, Asia • Still alive (divisional pending) • Expiry 2038 • Larger yields -- ideal for allogeneic production • Even stronger cytotoxicity • Method patent granted in the U.S. • Composition of matter granted in the U.S. • Ongoing national phase in several key territories - North America, EU, Asia • Still alive (divisional pending) • Expiry 2040 Patent Family 1 Patent Family 2

Corporate Information NKGen was founded in 2017 – Investment to date is $130M • NKGen merged with Graf Acquisition Corp. IV in October 2023 and listed on NASDAQ under the ticker NKGN • Prior investments funded purchase of facility and GMP build - out, operations, and clinical trials • Principal offices and GMP facility located in Orange County, CA 57 54 Full - time Employees + 4 Part - time 35 GMP 9 Clinical Lab 2 Clinical Operations 12 Administration and Leadership

Executive Team 58 * Board of Directors of NKGen Biotech Sangwoo Park* Founder & Director Founder of NKMAX [Former Korean Parent Company] Paul Y. Song, MD* Chairman & CEO Ryan Park, CFA EVP, FP&A, Corp. Planning Yong Man Kim, PhD Chief Scientific Officer Denise Chua, MBA, CLS, MT(ASCP) SVP, Corporate Affairs James Graf Chief Financial Officer (Interim) Board of Directors Michael Klowden Nomination and Corporate Governance Committee Chair Kathleen Scott Audit Committee Chair Yoonmi Kang SVP, Technical Ops & Development Marco Gottardis, PhD Director, Committee Member Irene Chang SVP, HR & Corp. Culture

References For Neurodegenerative Disease

- Zhou, Y-Q, et al. (2019). The role of CXCR3 in Neurological Diseases. Curr Neuropharmacol, 17(2): 142-150.
- Marsh, S.E., et al. (2016). The adaptive immune system restrains Alzheimer's disease pathogenesis by modulating microglial function. Proc Natl Acad Sci U S A,113(9):E1316-25.
- Alves, S., et al. (2017). Interleukin-2 improves amyloid pathology, synaptic failure and memory in Alzheimer's disease mice. Brain, 140(3):826-842.
- Mate, I., et al. (2015). Function and Redox State of Peritoneal leukocytes as preclinical and prodromic markers in a longitudinal study of triple-transgenic mice for Alzheimer's disease. J Alzheimers Dis, 43(1):213-26.
- Davies, A.J., et al. (2019). Natural Killer cells degenerate intact sensory afferents following nerve injury. Cell, 176(4), 716-728.
- Hoxha, E., et al. (2018). The emerging role of altered cerebellar synaptic processing in Alzheimer's disease. Front Aging Neurosci, 10:396.
- Desikan, R.S., et al. (2010). Selective disruption of the cerebral neocortex in Alzheimer's disease. PLoS One, 5(9):e12853.
- Rao, Y.L., et al. (2022). Hippocampus and its involvement in Alzheimer's disease: a review. 3 Biotech, 12(2):55.
- Qin, Q., et al. (2021). Prominent striatum amyloid retention in early-onset familial Alzheimer's disease with PSEN1 mutations: a pilot PET/MR study. Front Aging Neurosci, 13:732159.

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References Neurodegenerative Disease (Cont.)

- Earls, R.H., et al., (2020). NK cells clear alpha-synuclein and the depletion of NK cells exacerbates synuclein pathology in a mouse model of alpha-synucleinopathy. Proc Natl Acad Sci U S A, 117(3):1762-1771.
- Rabinovich, B.A., et al. (2003). Activated but not resting, T cells can be recognized and killed by syngeneic NK cells. J Immunol, 170(7):3572-6.
- Betourney, Charlene. "'Natural Killer' cells could halt Parkinson's progression." UGA Today, March 12, 2020
- La Jolla Institute for Immunology. "New Therapies could stop T cells from attacking brain cells in Parkinson's disease." SciTech Daily, March 21, 2022.
- Lindestam Arlehamn, C.S., et al. (2020). Alpha-Synuclein-specific T cell reactivity is associated with preclinical and early Parkinson's disease. Nat Commun, (11)1:1875.
- Earls, R.H. and Lee, J-K., (2020). The role of natural killer cells in Parkinson's disease. Experimental & Molecular Medicine, 52:1517-1525.

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